SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


Current Report on Form 8K Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:   September 30, 1999                 Commission File:  0-13078



                        LEADVILLE MINING AND MILLING CORP
             (Exact name of registrant as specified in its charter)



              NEVADA                                         #13-3180530
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 (State or other jurisdiction of                            (IRS Employer
  incorporation or organization)                        Identification Number)



  76 BEAVER STREET, NEW YORK, NEW YORK                             10005
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  (Address of Principal Executive Offices)                      (Zip Code)


Issuer's  Telephone Number, Including Area Code               (212)  344-2785
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



Item 5. - Other Events

Resignation of Director: On September 29, 1999 Donald Wilson resigned as director, president and mine manager. The Board of Directors unanimously appointed Gifford A. Dieterle as President and he accepted the position as of September 29, 1999.


Item 7.  Financial Statements and Exhibits


     Financial Statements

          None


     Exhibits

          None



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     LEADVILLE MINING & MILLING CORPORATION



Dated:    September 30, 1999                              /s/  Robert Roningen
                                                          ----------------------
                                                             Robert Roningen